EXHIBIT 77C

RESULTS OF MEETING OF SHAREHOLDERS

SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011

(UNAUDITED)


A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total dollar interest in the Fund.

For the Funds shown below:

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

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                                 DOLLARS VOTED "FOR"  DOLLARS VOTED "AGAINST"      ABSTENTIONS         BROKER NON-VOTES
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
  Columbia Variable
  Portfolio -- Balanced Fund       857,951,764.991        61,660,754.610         33,297,344.782              0.000
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  Columbia Variable
  Portfolio -- Cash
  Management Fund                  784,083,930.692        33,828,282.770         27,466,646.086              0.000
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  Columbia Variable
  Portfolio -- Core Equity
  Fund                             164,729,597.621        13,032,435.334          8,122,858.344              0.000
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  Columbia Variable
  Portfolio -- Diversified
  Bond Fund                       3,790,275,925.286       65,325,795.910         57,747,199.355              0.000
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  Columbia Variable
  Portfolio -- Diversified
  Equity Income Fund              2,855,994,046.120       140,269,777.693        94,435,098.851              0.000
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  Columbia Variable
  Portfolio -- Dynamic
  Equity Fund                     1,249,893,454.931       73,116,425.188         49,310,124.611              0.000
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  Columbia Variable
  Portfolio -- Emerging
  Markets Opportunity Fund         940,228,055.752        45,543,503.343         28,835,673.310              0.000
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  Columbia Variable
  Portfolio -- Global Bond
  Fund                            1,534,738,049.449       17,736,722.180         17,417,804.045              0.000
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  Columbia Variable
  Portfolio -- Global
  Inflation Protected
  Securities Fund                 2,478,312,354.743       11,407,341.757         11,093,093.843              0.000
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  Columbia Variable
  Portfolio -- High Yield
  Bond Fund                        632,234,694.620        24,058,724.536         19,880,664.066              0.000
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  Columbia Variable
  Portfolio -- Income
  Opportunities Fund              1,061,776,806.824       12,933,478.465          6,702,921.048              0.000
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  Columbia Variable
  Portfolio --International
  Opportunities Fund               483,354,604.261        24,666,946.865         15,511,066.315              0.000
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

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                                 DOLLARS VOTED "FOR"  DOLLARS VOTED "AGAINST"      ABSTENTIONS         BROKER NON-VOTES
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
  Columbia Variable
  Portfolio -- Large Cap
  Growth Fund                      217,266,450.048         8,755,244.263          7,736,252.009              0.000
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  Columbia Variable
  Portfolio -- Limited
  Duration Credit Fund              2,344,615,017.021            0.000                  0.000                  0.000
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  Columbia Variable
  Portfolio --Mid Cap Value
  Opportunity Fund                 837,482,582.026         5,702,434.739          4,193,950.790              0.000
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  Columbia Variable
  Portfolio -- S&P 500 Index
  Fund                             203,139,402.084         6,731,392.471          4,678,728.070              0.000
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  Columbia Variable
  Portfolio -- Mid Cap
  Growth Opportunity Fund          374,163,231.322        21,764,400.484         13,319,505.496              0.000
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  Columbia Variable
  Portfolio --Select
  Large-Cap Value Fund             26,615,831.460          1,940,183.670           511,956.197               0.000
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  Columbia Variable
  Portfolio -- Select
  Smaller-Cap Value Fund           82,924,824.431          2,698,550.503          2,393,573.935              0.000
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  Columbia Variable
  Portfolio -- Seligman
  Global Technology Fund             275,400.717             4,330.210             12,716.762                0.000
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  Columbia Variable
  Portfolio -- Short
  Duration U.S.  Government
  Fund                            1,128,803,862.074       11,333,319.348         11,883,409.332              0.000
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  Variable
  Portfolio-Aggressive
  Portfolio                       2,634,206,808.382       124,260,167.209        86,609,369.044              0.000
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  Variable Portfolio --
  AllianceBernstein
  International Value Fund        1,226,428,026.899          1,247.589             109,710.787               0.000
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  Variable Portfolio --
  American Century
  Diversified Bond Fund           1,972,732,429.310            0.000                  0.000                  0.000
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  Variable Portfolio --
  American Century Growth
  Fund                            1,777,460,009.309            0.000                  0.000                  0.000
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  Variable
  Portfolio-Conservative
  Portfolio                       1,922,628,220.676       71,844,702.188         90,936,273.968              0.000
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  Variable Portfolio --
  Columbia Wanger
  International Equities Fund      490,899,908.570            980.665              126,730.078               0.000
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

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                                 DOLLARS VOTED "FOR"  DOLLARS VOTED "AGAINST"      ABSTENTIONS         BROKER NON-VOTES
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
  Variable Portfolio --
  Columbia Wanger U.S.
  Equities Fund                    656,423,448.968           1,914.714             115,561.026               0.000
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  Variable Portfolio --
  Davis New York Venture
  Fund                            1,405,483,730.349        4,515,565.231          2,004,725.483              0.000
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  Variable Portfolio --
  Eaton Vance Floating-Rate
  Income Fund                      778,912,974.413          225,302.631            84,624.084                0.000
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  Variable Portfolio --
  Goldman Sachs Mid Cap
  Value Fund                       890,807,504.871          539,427.170            332,090.463               0.000
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  Variable Portfolio --
  Invesco International
  Growth Fund                     1,614,549,538.110         164,099.756               0.000                  0.000
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  Variable Portfolio -- J.P.
  Morgan Core Bond Fund           1,772,017,627.843         29,765.784                0.000                  0.000
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  Variable Portfolio --
  Jennison Mid Cap Growth
  Fund                             843,209,224.613             0.000                2,049.516                0.000
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  Variable Portfolio -- MFS
  Value Fund                      1,520,871,511.178         92,653.043                0.000                  0.000
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  Variable Portfolio --
  Marsico Growth Fund             1,572,307,139.868            0.000                  0.000                  0.000
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  Variable
  Portfolio-Moderate
  Portfolio                      16,242,730,420.816       584,888,875.478        651,310,545.858             0.000
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  Variable
  Portfolio-Moderately
  Aggressive Portfolio           10,251,983,257.626       443,670,109.021       360,374,998.479             0.000
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  Variable
  Portfolio-Moderately
  Conservative Portfolio          4,385,296,542.042       150,031,608.943        169,631,919.474             0.000
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  Variable Portfolio --
  Mondrian International
  Small Cap Fund                   293,870,451.136             0.000                  0.000                  0.000
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  Variable Portfolio --
  Morgan Stanley Global Real
  Estate Fund                      357,394,796.611          24,927.395                0.000                  0.000
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  Variable Portfolio -- NFJ
  Dividend Value Fund             1,523,933,139.307            0.000               10,469.782                0.000
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  Variable Portfolio --
  Nuveen Winslow Large Cap
  Growth Fund                     1,185,759,218.853            0.000                  0.000                  0.000
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  Variable Portfolio --
  Partners Small Cap Growth
  Fund                             486,064,712.711             0.000                  0.000                  0.000
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  Variable Portfolio --
  Partners Small Cap Value
  Fund                            1,426,407,584.962       11,906,976.721          8,541,147.108              0.000
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  Variable Portfolio --
  PIMCO Mortgage-Backed
  Securities Fund                 1,073,438,517.931         41,918.492                0.000                  0.000
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  Variable Portfolio --
  Pyramis(R) International
  Equity Fund                     1,000,384,093.420            0.000                  0.000                  0.000
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  Variable Portfolio --
  Wells Fargo Short Duration
  Government Fund                 1,560,182,199.370            0.000                  0.000                  0.000
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

To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company's board of directors/trustees, but without obtaining shareholder approval.

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Fund                         Shares Voted "For"     Shares Voted "Against"         Abstentions           Broker Non-Votes
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
Columbia Variable
Portfolio -- Seligman
Global Technology Fund           261,995.972              17,734.955               12,716.762                  0.000
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

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios -- Conservative and Variable Portfolio --Conservative Portfolio.

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          Fund               Dollars Voted "For"    Dollars Voted "Against"        Abstentions           Broker Non-Votes
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
Asset Allocation
Portfolios --
Conservative                   60,146,664.099             361,291.522             2,737,359.010                0.000
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

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios -- Moderately Conservative and Variable Portfolio -- Moderately Conservative Portfolio.

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Fund                         Dollars Voted "For"    Dollars Voted "Against"        Abstentions           Broker Non-Votes
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
Disciplined Asset
Allocation Portfolios --
Moderately Conservative        64,739,341.479            1,642,174.896            2,636,601.437                0.000
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

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios -- Moderate and Variable Portfolio -- Moderate Portfolio.

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Fund                         Dollars Voted "For"    Dollars Voted "Against"        Abstentions           Broker Non-Votes
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
Disciplined Asset
Allocation Portfolios --
Moderate                       118,272,291.608           1,223,603.774            9,948,088.939                0.000
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

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios -- Moderately Aggressive and Variable Portfolio -- Moderately Aggressive Portfolio.

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Fund                         Dollars Voted "For"    Dollars Voted "Against"        Abstentions           Broker Non-Votes
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
Disciplined Asset
Allocation Portfolios --
Moderately Aggressive          66,233,972.575            3,873,304.594            2,819,435.307                0.000
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

To approve an Agreement and Plan of Reorganization between Disciplined Asset Allocation Portfolios -- Aggressive and Variable Portfolio -- Aggressive Portfolio.

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Fund                         Dollars Voted "For"    Dollars Voted "Against"        Abstentions           Broker Non-Votes
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
Disciplined Asset
Allocation Portfolios --
Aggressive                     26,930,103.948            2,670,815.982             76,477.682                  0.000
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

RiverSource Variable Portfolio -- Strategic Income Fund: To approve an Agreement and Plan of Reorganization between RiverSource Variable Portfolio --Strategic Income Fund and Columbia Strategic Income Fund, Variable Series.

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Fund                         Dollars Voted "For"    Dollars Voted "Against"        Abstentions           Broker Non-Votes
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
RiverSource Variable
Portfolio -- Strategic
Income Fund                    854,733,277.789            80,000.049                  0.000                    0.000
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

To elect trustees to the Board.*

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                                                DOLLARS VOTED       DOLLARS VOTED        ABSTENTIONS          BROKER NON-
                                                    "FOR"             "WITHHOLD"                                 VOTES
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
01. Kathleen Blatz                           85,723,672,111.561    2,169,894,258.822         0.000               0.000
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02. Edward J. Boudreau, Jr.                  85,665,567,681.940    2,227,998,688.444         0.000               0.000
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03. Pamela G. Carlton                        85,714,276,681.819    2,179,289,688.564         0.000               0.000
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04. William P. Carmichael                    85,635,561,252.544    2,258,005,117.840         0.000               0.000
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05. Patricia M. Flynn                        85,742,657,936.436    2,150,908,433.948         0.000               0.000
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06. William A. Hawkins                       85,649,629,905.610    2,243,936,464.774         0.000               0.000
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07. R. Glenn Hilliard                        85,655,583,419.535    2,237,982,950.849         0.000               0.000
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08. Stephen R. Lewis, Jr.                    85,625,675,691.387    2,267,890,678.997         0.000               0.000
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09. John F. Maher                            85,727,059,404.298    2,166,506,966.086         0.000               0.000
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10. John J. Nagorniak                        85,674,655,532.070    2,218,910,838.314         0.000               0.000
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11. Catherine James Paglia                   85,727,316,554.282    2,166,249,816.101         0.000               0.000
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12. Leroy C. Richie                          85,645,229,747.358    2,248,336,623.026         0.000               0.000
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13. Anthony M. Santomero                     85,658,841,948.032    2,234,724,422.352         0.000               0.000
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14. Minor M. Shaw                            85,657,380,104.743    2,236,186,265.640         0.000               0.000
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15. Alison Taunton-Rigby                     85,697,938,005.199    2,195,628,365.184         0.000               0.000
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16. William F. Truscott                      85,694,166,549.407    2,199,399,820.976         0.000               0.000
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

* All dollars of Columbia Funds Variable Series Trust II are voted together as a single class for election of trustees.